UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 12, 2013

LENDER PROCESSING SERVICES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-34005	26-1547801
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

601 Riverside Avenue Jacksonville, Florida	32204
(Addresses of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (904) 854-5100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with the pending acquisition (the “Acquisition”) of Lender Processing Services, Inc., a Delaware corporation (the “Company”), by Fidelity National Financial, Inc., a Delaware corporation (“FNF”), the Company received on July 12, 2013, a request for additional information and documentary material, often referred to as a “Second Request”, from the United States Federal Trade Commission (the “FTC”) in connection with the FTC’s Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) regulatory review of the Acquisition.  The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after the Company and FNF have substantially complied with the Second Request, unless that period is extended voluntarily by the parties or terminated sooner by the FTC.

The Company has been working, and will continue to work, cooperatively with the FTC and continues to expect the Acquisition to close in the fourth quarter of 2013.  Completion of the Acquisition remains subject to approval by LPS and FNF stockholders, approvals from applicable federal and state regulators and satisfaction of other customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of the Company by FNF, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding FNF’s and the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and stockholder approval and the satisfaction of other conditions to the consummation of the proposed transaction; the ability of FNF to successfully integrate LPS’ operations and employees and realize anticipated synergies and cost savings; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; FNF and the Company are subject to intense competition and increased competition is expected in the future; the Company’s ability to adapt its services to changes in technology or the marketplace; the impact of changes in the level of real estate activity (including, among others, loan originations and foreclosures) on demand for certain of the Company’s services; the Company’s ability to maintain and grow its relationship with its customers; the effects of the Company’s substantial leverage on its ability to make acquisitions and invest in its business; the level of scrutiny being placed on participants in the foreclosure business; risks associated with federal and state enforcement proceedings, inquiries and examinations currently underway or that may be commenced in the future with respect to the Company’s default management operations, and with civil litigation relating to these matters; changes to the laws, rules and regulations that regulate the Company’s businesses as a result of the current economic and financial environment; changes in general economic, business and political conditions, including changes in the financial markets; the impact of any potential defects, development delays, installation difficulties or system failures on the Company’s business and reputation; and risks associated with protecting information security and privacy. Additional information concerning these and other factors can be found in the Company’s and FNF’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s and FNF’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  FNF and the Company assume no obligation to update the information in this communication, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by FNF. In connection with the proposed acquisition, the Company and FNF intend to file relevant materials with the SEC, including FNF’s registration statement on Form S-4 that will include a joint proxy statement of FNF and the Company that also constitutes a prospectus of FNF. Investors and security holders are urged to read all relevant documents filed with the SEC, including the joint proxy statement/prospectus, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website, http://www.sec.gov, or for free from the Company by contacting Nancy Murphy, LPS Vice President, Investor Relations, 904.854.8640, Nancy.Murphy@lpsvcs.com, or for free from FNF by contacting Daniel Kennedy Murphy, FNF Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com. Such documents are not currently available.

Participants in Solicitation

FNF and its directors, executive officers and certain employees, and the Company and its directors, executive officers and certain employees, may be deemed to be participants in the solicitation of proxies from the holders of Company Common Stock and the holders of FNF common stock in respect of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the proxy statement for the Company’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013.  To the extent holdings of the Company securities have changed since the amounts contained in the proxy statement for the Company’s 2013 Annual Meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information about FNF’s directors and executive officers is set forth in the proxy statement for FNF’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 12, 2013.  To the extent holdings of FNF securities have changed since the amounts contained in the proxy statement for FNF’s 2013 Annual Meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/prospectus regarding the acquisition (once available).  These documents (when available) may be obtained free of charge from the SEC’s website http://www.sec.gov, or from the Company and FNF using the contact information above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 12, 2013	LENDER PROCESSING SERVICES, INC.

	By:	/s/ Thomas L. Schilling
Thomas L. Schilling
Executive Vice President and Chief Financial Officer